SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                               (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Caribbean Cigar Company
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

        1)       Title of each class of securities to which transaction applies:
                 ...............................................................
        2)       Aggregate number of securities to which transaction
                 applies:
                 ...............................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 ...............................................................
        4)       Proposed maximum aggregate value of transaction:
                 ...............................................................
        5)       Total fee paid:
                 ...............................................................

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid: .......................................
        2)       Form, Schedule or Registration Statement No.:  ................
        3)       Filing Party: .......................................
        4)       Date Filed: .....................................

                             Caribbean Cigar Company
                                321 Troy Circle
                           Knoxville, Tennessee 37950


                                                            October 21, 1998

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of the Shareholders of Caribbean Cigar Company.

         As shown in the formal notice enclosed, the meeting will be held on November 9, 1998 at 10:30 a.m. in the Sun Sentinel Auditorium located at 200 East Las Olas Boulevard, Fort Lauderdale, Florida 33301. At the meeting, in addition to acting on the matters described in the Proxy Statement, we will give a current report on the activities of the Company.

         The subjects proposed for action at the meeting are the election of seven directors, the approval of the possible issuance in excess of 19.99% of the presently issued and outstanding Common Stock of the Company, the amendment of the Company's Articles of Incorporation to increase the number of authorized shares, the approval of the Company's independent certified public accountants and the conduct of such other business as may properly come before the meeting.

         It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. Whether or not you plan to attend the meeting and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided.

                                        Sincerely,


                                        /s/ J.D. Jenkins
                                        -------------------------------------
                                        J.D. Jenkins
                                        President and Chief Executive Officer

                                 PROXY STATEMENT

                             CARIBBEAN CIGAR COMPANY
                               321 Troy Circle
                           Knoxville, Tennessee 37950
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                November 9, 1998


         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Caribbean Cigar Company, a Florida corporation (the "Company"), will be held at in the Sun Sentinel Auditorium which is located at 200 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, on November 9, 1998, at 10:30 am local time, for the purpose of considering and acting upon the following matters:

         (1) To elect directors to serve until the 1999 Annual Meeting of Shareholders and until their successors shall be elected and qualified;

         (2) To approve the possible issuance of in excess of 19.99% of the presently issued and outstanding Common Stock of the Company upon the conversion of the Company's Series A Convertible Preferred Stock;

         (3) To consider and act upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 1,250,000 to 25,000,000;

         (4) To approve Ahearn, Jasco + Company, P.A. as the Company's independent certified public accountants for the fiscal year ending March 31, 1999; and

         (5) To transact such other and further business as may properly come before the meeting.

         The board of directors of the Company has fixed the close business on September 15, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote, at the Annual Meeting. As of the record date, there were 842,994 shares of the Company's common stock, par value $.001 per share ("Common Stock"), and 42,128 shares of the Company's Series A Convertible Preferred Stock, $.001 par value, issued and outstanding and entitled to vote at the Annual Meeting giving effect to the Company's 8 to 1 reverse stock split effective September 1, 1998.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented at the Annual Meeting, the shareholders present at the Annual Meeting or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented. At any such adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

         The enclosed Proxy Statement contains information pertaining to the matters to be voted on at the Annual Meeting. A copy of the Company's Form 10-KSB and Form 10-KSB/A for the fiscal year ended March 31, 1998, are being mailed with this Proxy Statement.

                                       By Order of the Board of Directors
                                       /s/ J.D. Jenkins
                                       -------------------------------------
                                       J.D. Jenkins
                                       President and Chief Executive Officer

Knoxville Tennessee
October 21, 1998

THE MATTERS BEING VOTED ON AT THE ANNUAL MEETING ARE IMPORTANT TO THE COMPANY. IN ORDER THAT YOUR VOTE IS COUNTED AT THE ANNUAL MEETING, PLEASE EXECUTE, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE PROXY STATEMENT.

                                 PROXY STATEMENT

                       1998 Annual Meeting of Shareholders

                               GENERAL INFORMATION
                               -------------------

         The accompanying proxy and this Proxy Statement are furnished in connection with the solicitation by the board of directors (the "Board" or the "Board of Directors") of Caribbean Cigar Company, a Florida corporation (the "Company"), of proxies for use at the Company's 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held in the Sun Sentinel Auditorium at 200 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, on November 9, 1998, at 10:30 am or at any adjournment thereof. This Proxy Statement and the related proxy and the Form 10-KSB and Form 10-KSB/A for the fiscal year ended March 31, 1998 (the "Annual Report") are being mailed to shareholders of the Company on or about October 19, 1998.

         At the Annual Meeting, shareholders will vote on (a) the election of seven directors to serve until the 1999 Annual Meeting of Shareholders and until their successors shall be elected and qualified, (b) the approval of the possible issuance of in excess of 19.99% of the presently issued and outstanding Common Stock upon the conversion of the Series A Convertible Preferred Stock,
(c) the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 1,250,000 to 25,000,000 (of which approximately 1,000,000 shares will be reserved for issuance), (d) the approval of Ahearn, Jasco + Company, P.A. as the Company's independent certified public accountants for the fiscal year ended March 31, 1999, and (e) the transaction of such other and further business as may properly come before the meeting. The Board of Directors does not know of any other matters which will be voted upon at the Annual Meeting.

         The shares held by each shareholder who executes and returns the proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting unless such proxy is timely revoked. If the proxy is executed and returned, it may, nevertheless, be revoked at any time before it is voted by written notice to the Secretary of the Company, by executing and returning a subsequent proxy or by a shareholder personally attending and voting his or her shares at the Annual Meeting.

         Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. If a shareholder does not specify otherwise, the shares represented by his or her proxy will be voted in accordance with the recommendations by the Board of Directors as follows: FOR the election of J.D. Jenkins, Ron Jenkins, Edward C. Williams, Gabriel Ripoll, Jr., Daniel Daley, Thomas Cristiano and Curtis Zimmerman to the Board of Directors of the Company; FOR the approval of the possible issuance of in excess of 19.99% of the presently issued and outstanding Common Stock of the Company; FOR the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 1,250,000 to 25,000,000; and FOR the approval of Ahearn, Jasco + Company, P.A. as the Company's independent certified public accountants for the year ended March 31, 1999.

         The election of the directors nominated requires the affirmative vote of a plurality of the shares of the Company's Common Stock voting at the Annual Meeting in person or by proxy. The ratification of the appointment of the Company's auditors and the issuance of in excess of 19.99% of the presently issued outstanding Common Stock will require the affirmative vote of a majority of the shares of the Company's Common Stock voting at the Annual Meeting in person or by proxy. The approval of the amendment to the Company's Articles of Incorporation will require the affirmative vote of a majority of the shares of Common Stock outstanding as of September 15, 1998. Abstentions will have the same effect as a vote against a proposal and broker non-votes will be disregarded.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED FOR EACH PROPOSAL. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Annual Meeting.

         Shareholders are encouraged to review the detailed discussion presented in this Proxy Statement and either return the completed and executed proxy or attend the Annual Meeting. All statements in the Proxy Statement, except as otherwise indicated, give effect to an 8 to 1 reverse stock split of the Company's Common Stock effective September 1, 1998.

       COMMON STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows information as to "beneficial ownership" of the Common Stock of the Company, as of September 15, 1998, by each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock, by each director and executive officer of the Company and by all directors and executive officers of the Company as a group (seven persons). The determinations of "beneficial ownership" of the Company's Common Stock are based upon responses to Company inquiries which cited Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "1934 Act"). Such Rule provides that shares shall be deemed to be beneficially owned where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose or to direct the disposition of shares; or where a person has the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined. Except as disclosed in the notes to the table, each person has sole voting and investment powers with respect to the entire number of shares shown as beneficially owned by him or her.

                                                              Number of                           Percent of
                                                              Shares                             Outstanding
                                                              Beneficially                          Common
Name and Address                                              Owned(1)                               Stock
----------------                                              ------------                           -----
J.D. Jenkins(2)                                                     -                                    -
Ron Jenkins                                                 4,000,000 (3)                             82.6%
Edward C. Williams                                            143,291 (4)                             14.5%
Curtis Zimmerman                                                  625 (5)                                *
Kevin Doyle                                                   210,531 (6)                             24.8%
Michael Risley                                                 64,581 (7)                              7.1%
Gabriel Ripoll                                                    625 (8)                                *
Thomas Cristiano                                                  625 (9)                                *
Daniel Daley                                                      625(10)                                *

All directors and executive officers as a group             4,145,791                                 87.5%
(seven persons)

----------------------
*        less than 1%.

(1) As of October 19, 1998, there were 842,994 shares of Common Stock outstanding giving effect to the 8 to 1 reverse split of the Company's Common Stock effective September 1, 1998.
(2) Mr. Jenkins is Chief Executive Officer, President and a Director of the Company. Mr. Jenkins' address is 321 Troy Circle, Knoxville,
         Tennessee 37950.

(3) Mr. Jenkins is Chief Operating Officer and Director of the Company. Includes (i) 168,512 shares of Common Stock issuable upon the conversion of 42,128 shares of the Company's Series A Convertible Preferred Stock at a conversion price of $.80 per share; and (ii) subject to shareholder approval, 3,831,488 shares of Common Stock issuable upon the conversion of 957,872 shares of the Company's Series A Convertible Preferred Stock at a conversion price of $.80 per share. Mr. Jenkins' address is 321 Troy Circle, Knoxville, Tennessee 37950.
(4) Mr. Williams is Chief Financial Officer, Secretary, Treasurer and Director of the Company. Includes (i) 101,591 shares of Common Stock issuable pursuant to a 9% Series A Subordinated Note; and (ii) 23,437 shares of Common Stock issuable upon the exercise of an option held by Mr. Williams exercisable until March 2008 at an exercise price of $.08 per share. Mr. Williams' address is 321 Troy Circle, Knoxville, Tennessee 37950.
(5) Mr. Zimmerman is a Director of the Company. Includes 625 shares of common stock issuable upon the exercise of options exercisable until January 2008 at an exercise price of $8 per share. Mr. Zimmerman's address is 321 Troy Circle, Knoxville Tennessee, 37950.
(6) Includes 8,750 shares of Common Stock issuable upon the exercise of an option held by Mr. Doyle exercisable until June 2006 at an exercise price of $56 per share. Mr. Doyle's address is 321 Troy Circle, Knoxville, Tennessee 37950.
(7)      Mr. Risley's address is 1050 Sevilla Avenue, Coral Gables, Florida
         33134.
(8) Mr. Ripoll is a Director of the Company. Includes 625 shares of common stock issuable upon the exercise of options exercisable until January 2008 at an exercise price per share equal to the closing bid price of the Company's Common Stock on September 23, 1998. Mr. Ripoll's address is 321 Troy Circle, Knoxville, Tennessee 37950.
(9) Mr. Cristiano is a Director of the Company. Includes 625 shares of common stock issuable upon the exercise of options exercisable until January 2008 at an exercise price per share equal to the closing bid price of the Company's Common Stock on September 23, 1998.
         Mr. Cristiano's address is 321 Troy Circle, Knoxville, Tennessee 37950.
(10) Mr. Daley is a Director of the Company. Includes 625 shares of common stock issuable upon the exercise of options exercisable until January 2008 at an exercise price per share equal to the closing bid price of the Company's Common Stock on September 23, 1998. Mr. Daley's address is 321 Troy Circle, Knoxville, Tennessee 37950.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons") to file reports and changes in ownership of such securities with the Securities and Exchange Commission and the Company. Based solely upon a review of (i) Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), promulgated under the Exchange Act, during the Company's fiscal year ended March 31, 1998 and (ii) Forms 5 and any amendments thereto and/or written representations furnished to the Company by any Reporting Persons stating that such person was not required to file a Form 5 during the Company's fiscal year ended March 31, 1998, it has been determined that the following Reporting Persons were delinquent with respect to such person's reporting obligations set forth in Section 16(a) of the Exchange Act by failing to file Form 3 in a timely manner on the following dates: Edward C. Williams (September 1997), Kevin Doyle (August 1996), Curtis Zimmerman
(February 1998), Daniel Daley (October 1998), Gabriel Ripoll (October 1998) and Thomas Cristiano (October 1998). In addition, it has been determined that Mr. Williams failed to file a Form 5 for the Company's fiscal year ended March 31, 1998. Messrs. Williams, Doyle and Zimmerman have informed the Company that all required Section 16(a) filings will be made on or before the date of the Annual Meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
                       AND INFORMATION REGARDING DIRECTORS

         The Board of Directors is presently comprised of seven individuals, Messrs. J.D. Jenkins, Ron Jenkins, Edward C. Williams, and Curtis Zimmerman, Daniel Daley, Gabriel Ripoll, Jr. and Thomas Cristiano. The same seven individuals have been nominated to serve as Directors for the ensuing year and until their successors shall have been duly elected and qualified. The person named in the accompanying proxy has advised management that unless authority is withheld in the proxy, they intend to vote FOR the election of the individuals listed in the table on the following page. Management does not contemplate that any of the nominees named in the following table will be unable, or will decline, to serve; however, if any of the nominees are unable to serve or decline to serve, the person named in the accompanying proxy may vote for another person, or persons, in his discretion. The following table sets forth certain information with respect to each nominee for election to the Board of Directors. A summary of the background and experience of each nominee is set forth in the paragraphs following the table.


Name                       Age        Position with the Company and Year First Elected Director
----                       ---        ---------------------------------------------------------
J.D. Jenkins               36         Chairman of the Board, President, Chief Executive Officer and Director, 1998
Ron Jenkins                56         Chief Operating Officer, Executive Vice President and Director, 1998
Edward C. Williams         38         Chief Financial Officer, Treasurer, Secretary and Director, 1997
Curtis Zimmerman           40         Director, 1998
Gabriel Ripoll             57         Director, 1998
Thomas Cristiano           46         Director, 1998
Daniel Daley               37         Director, 1998

         Biographical information concerning the directors is set forth below.

         Mr. J.D. Jenkins has been President, Chief Executive Officer and Director of the Company since July 1998. Since March 1998 Mr. Jenkins has also been a director and President of SJI Group, Inc., a Delaware corporation, located in Knoxville, Tennessee, which is a tobacco and tobacco related product sales and marketing company. Since April 1992, Mr. Jenkins has been Chairman of that Board of SJI Wholesale, Inc. a subsidiary of SJI Group, Inc. J.D. Jenkins is the son of Ron Jenkins.

         Mr. Ron Jenkins has been Executive Vice President, Chief Operating Officer and Director of the Company since July 1998. Mr. Jenkins has been a director of SJI Group, Inc. since March 1998. Mr. Jenkins was Vice President of SJI Wholesale, Inc., a Tennessee corporation, between October 1996 and April 1998 and has been President of SJI Wholesale, Inc., since April 1998. Between 1992 and 1997, Mr. Jenkins was employed as an executive officer of SJI, Inc., a tobacco retailer. Ron Jenkins is the father of J.D. Jenkins.

         Mr. Edward C. Williams has been Chief Financial Officer since September 1997. He also served as Interim President from June 1998 to July 1998. He has been a Director since November 1997. From December 1996 to September 1997, he served as President and Chief Executive Officer of Williams Financial Group, Inc., a financial and business consulting firm. Mr. Williams was Vice President
- Finance of DenAmerica Corp. from April 1996 to July 1996, and he was Chief Financial Officer of American Family Restaurants, Inc. from February 1993 to March 1996, when American Family Restaurants, Inc. merged with DenWest Restaurant Corp. Both of such corporations operated restaurants. From 1987 until January 1993, Mr. Williams was employed by KPMG Peat Marwick, most recently as a senior manager.

         Mr. Curtis Zimmerman has been a Director of the Company since January 1998. Since 1987, Mr. Zimmerman has been a partner and principle of the Zimmerman Agency, Inc., an advertising and marketing firm. Prior to that he was a partner at Pringle Dixon & Pringle where he was employed since 1979.

         Mr. Ripoll has been a Director of the Company since September 1998. Mr. Ripoll has been principal officer and director of Tabaqueria de Filipinas, Inc., a cigar manufacturing company, since March 1993. Between February 1964 and February 1993, Mr. Ripoll was employed in the Philippine branch of Compania General de Tabacos de Filipinas S.A., a Spanish cigar manufacturing company as General Manager of their cigar factory, La Flor de la Isabela.

         Mr. Cristiano has been a Director of the Company since September 1998. Mr. Cristiano has been the principal of Christom Imports & Exports, Inc., a manufacturer and importer of handmade tobacco pipes and pipe and tobacco accessories, since 1982.

         Mr. Daley has been a Director of the Company since September 1998. Mr. Daley has been President of S&D Party Enterprises, Inc., a retail party goods supplier, since 1993. Mr. Daley has also served as President of Party City of TN, Inc., a retail party goods supplier, since 1995.

         The Company's Board of Directors has the following committees:

         (a) The Audit Committee is comprised of Messrs. Zimmerman and Daley. This committee was established to oversee the auditing procedures of the Company, to receive and accept the reports of the Company's independent certified public accountants, to oversee the Company's internal systems of accounting and management controls and to make recommendations to the full Board of Directors as to the selection and appointment of auditors for the Company.

         (b) The Compensation Committee is comprised of Messrs. Ripoll, Cristiano and Daley. This committee reviews and recommends to the Board of Directors the appropriate compensation of directors and executive officers of the Company.

         The Board of Directors of the Company held 4 meetings during fiscal
1998.

                             EXECUTIVE COMPENSATION

DIRECTORS COMPENSATION

         The Company's Directors do not currently receive fees for their services as directors except as described under "Employment Contracts" below; however, each director who is not an employee of the Company is paid for service on the Board of Directors $500 for each meeting other than telephonic meetings. The Company also reimburses each director for reasonable expenses in attending meetings of the Board of Directors.

EXECUTIVE COMPENSATION

         The following table sets forth certain summary information with respect to the compensation paid to the Company's executive officers whose total annual salary and bonus exceeded $100,000 for the last three fiscal years ending March 31, for services rendered in all capacities to the Company.

                           Summary Compensation Table


                                            Annual Compensation
                                            -------------------
                                                                       Restricted Stock      Options, SARs
Name and Principal Position               Year    Salary    Bonus      Awards (Dollars)        (Number)
---------------------------               ----    ------    -----      ----------------      -------------
Edward C. Williams - Chief                1998     $54,167     -             -                23,437(1)
Financial Officer Treasurer, Secretary
and Director


Kevin Doyle - President, Executive        1998    $150,000     -             -                     -
Vice President and Director(2)            1997    $150,000     -             -                 8,750(3)
                                          1996    $102,000     -             -                     -

Thomas R. Dilk - Chief Financial          1998    $ 40,000     -             -                     -
Officer(4)                                1997     $80,000     -             -                     -
                                          1996     $33,000     -        $46,667               12,500(5)

                                        5

(1) The Options are exercisable at $.08 per share.

(2) Between April 1, 1997 and March 30, 1998, Mr. Doyle was President of the Company. Effective July 28, 1998, Ron Jenkins replaced Mr. Doyle as Executive Vice President of the Company. On such date, Ron Jenkins also was elected a Director of the Company.

(3) The Options are exercisable at $56 per share.

(4) Mr. Dilk acted as Chief Financial Officer between October 1995 and September 14, 1997.

(5) The Options are exercisable at $12.00 per share until November 2001.

EMPLOYMENT CONTRACTS

The Company has employment agreements with Mr. Edward C. Williams and Mr. Kevin Doyle. The employment agreement with Mr. Williams, effective April 1, 1998, provides for his employment as Chief Financial Officer of the Company until March 31, 2001, subject to automatic renewal for successive one-year periods unless either the Company or Mr. Williams has given prior notice of non-renewal. The employment agreement further provides Mr. Williams with an annual base salary of $100,000 per year plus performance bonuses and annual increases, if any, as determined by the Company's Board of Directors. In connection with his Employment Agreement, the Company agreed to grant Mr. Williams an option to purchase 23,437 shares of its common stock at an exercise price of $0.08 per share. The option is immediately exercisable and expires in March 2008. Under his employment agreement, Mr. Williams is entitled to participate in or receive benefits under all employee and executive benefit plans or arrangements and perquisites of employment, including, but not limited to, health and disability insurance coverage, life insurance, deferred compensation and pension benefits and personal financial, investment, legal or tax advice, subject to the same terms and conditions as apply to other senior officers of the Company. Mr. Williams is entitled to receive a severance payment over a 12-month period of
(i) one and one-half times his current salary including bonus and benefit payments ("Current Salary") if his employment agreement is terminated as a result of a "constructive termination" in connection with a "change of control" (as defined in the agreement generally to mean a merger, consolidation or transfer of the Company's assets pursuant to which the surviving corporation or the transferee does not agree to be bound by the terms of the agreement, or any person becomes the holder of 50% or more of the voting power of the Company), or
(ii) an amount equal to his Current Salary as a result of election of either party not to renew the agreement, or (iii) an amount equal to the greater of (a) the base salary over the remaining term of the agreement or (b) his Current Salary if his agreement is terminated as a result of a "termination without cause". In addition, in the event Mr. Williams' agreement is terminated as a result of a "termination without cause" or "constructive termination," any and all stock options held by Mr. Williams will immediately become vested and exercisable.

         The employment agreement with Mr. Doyle, effective April 1, 1998, provides for his employment as Executive Vice President of the Company until March 31, 2001, subject to automatic renewal for successive one-year periods unless either the Company or Mr. Doyle has given prior notice of non-renewal. The employment agreement further provides Mr. Doyle with an annual base salary of $150,000 per year plus performance bonuses and annual increases, if any, as determined by the Company's Board of Directors. The benefit and severance provisions in Mr. Doyle's agreement are the same as those set forth above in Mr. Williams' agreement, except that his severance amount in the event of a change of control, as defined above, would be two times his Current Salary. In addition, in the event Mr. Doyle's agreement is terminated as a result of a "termination without cause" or "constructive termination," any and all stock options held by Mr. Doyle will immediately become vested and exercisable.

         Pursuant to their employment agreements, Mr. Doyle and Mr. Williams will be entitled to invoke the change of control provisions in their respective employment agreements with the Company if Proposal 2 is approved and Mr. Doyle or Mr. Williams resign from the Company. In the event either Mr. Williams or Mr. Doyle resign pursuant to such change of control provisions, they will be entitled to receive one and one half (1 - 1/2) and two (2) times their Current Salary as such term is defined in their respective employment agreements.

1996 LONG TERM INCENTIVE PLAN

         In May 1996, the Company adopted, by action of the Board of Directors and shareholders, the 1996 Long-Term Incentive Plan (the "Plan") to enable the Company to attract, retain and reward key employees of the Company and its subsidiaries and affiliates. The Plan does not have an expiration date. The Plan is authorized for 500,000 shares of Common Stock. If shares subject to an option under the Plan cease to be subject to such option, or if shares awarded under the Plan are forfeited, or otherwise terminate without a payment being made to the participant in the form of stock, such shares will again be available for future distribution under the Plan.

         Awards under the Plan may be made to key employees, including officers and consultants to the Company, its subsidiaries and affiliates. The Plan imposes no limit on the number of officers and other key employees to whom awards may be made; however, no person shall be entitled to receive in any fiscal year awards which would entitle such person to acquire more than 3% of the number of shares of common stock outstanding on the date of grant.

         The Plan is administered by a committee of no less than two disinterested directors appointed by the Board of Directors (the "Committee"). Any member or alternate member of the Committee shall not be eligible to receive options or stock under the Plan (except as to the automatic grant of options to directors) or under any plan of the Company or any of its affiliates. The Committee has broad discretion in determining the persons to whom stock options or other awards are to be granted, the terms and conditions of the award, including the type of award, the exercise price and term and the restrictions and forfeiture conditions. This Committee is currently comprised of Messrs. Ripoll, Cristiano & Daley.

         The Committee has the authority to grant the following types of awards under the Plan: incentive or non-qualified stock options; stock appreciation rights; restricted stock; deferred stock; stock purchase rights and/or other stock-based awards. The Plan is designed to provide the Committee with broad discretion to grant incentive stock-based rights.

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         In June 1996, the Company adopted, by action of the Board of Directors and shareholders, the Non-Employee Directors Stock Option Plan (the "Non-Employee Directors Plan") to attract, retain and reward independent directors, who are not otherwise employed by the Company or any subsidiary, for services to the Company and its subsidiaries. The Non-Employee Directors Plan is authorized to grant stock options to purchase up to 100,000 shares of Common Stock.

         On the date that each non-employee director is elected to the Board, such individual shall receive stock options to purchase 625 shares of Common Stock, subject to adjustment. Initial option grants under the Non-Employee Directors Plan vest upon grant with an exercise price per share equal to the greater of the fair market value on the date of grant or the par value of the Common Stock.

         On April of each year, commencing April 1, 1997, each non-employee director shall also receive stock options to purchase 312 shares of Common Stock. These annual option grants vest 25% after each three-month period following the grant with an exercise price per share equal to the greater of the fair market value on the date of grant or the par value of the Common Stock. These options have a term of ten (10) years and are exercisable as to 78 shares on the first day of July, October, January and April immediately following the date of grant. If there is a change in control of the Company, all outstanding stock options granted under the Non-Employee Directors Plan shall be made in the event of a merger, consolidation, recapitalization, reclassification, stock split, warrants or rights issuance, stock dividend or combination of shares. As of September 1998, the following eligible directors have received stock options pursuant to the Non-Employee Directors Plan during the last fiscal year: Messrs. Zimmerman, Ripoll, Cristiano and Daley.

         The Non-Employee Directors Stock Option Plan is administered by a committee of not less than two disinterested persons, who are appointed by the Board of Directors.

                Option Grants In Fiscal Year Ended March 31, 1998

         The following table sets forth information concerning options granted during the year ended March 31, 1998, pursuant to the Company's stock option plans. No stock appreciation rights ("SARs") were granted.

                                                          Percent of
                                    Number of             Total Options
                                    Shares                Granted to
                                    Underlying            Employees in       Exercise Price
Name                                Options Granted       Fiscal Year        Per Share            Expiration Date
----                                -----------------------------------------------------------------------------
Edward C. Williams                       23,437             45.3              $.08(1)                  3/08

(1) The options were originally granted to Mr. Williams pursuant to his employment agreement with the Company at an exercise price of $.75 per share. Subsequent to March 31, 1998, the Company agreed to reduce the exercise price on the options to $0.01 per share. The exercise price of the options was again adjusted to $.08 as a result of the Company's 8 to 1 reverse stock split effective September 1, 1998.

Aggregate Option Exercises in Fiscal Year Ended March 31, 1998 and Fiscal Year End Option Value

         The following table sets forth information as to options held by the executive officers named in the Summary Compensation Table.

                                                                              Number of
                                                                              Securities            Value of
                                                                              Underlying            Unexercised In-
                                                                              Unexercised           the-Money
                                                                              Options at Fiscal     Options at Fiscal
                                                                              Year End              Year End
                                      Shares
                                      Acquired             Value              Exercisable/          Exercisable/
Name                                  Upon Exercise        Realized           Unexercisable         Unexercisable
----                                  -------------------------------------------------------------------------------
Edward C. Williams                          -                  -                 23,437              28,886 (1)
Kevin Doyle                                 -                  -                  8,750                   -
Thomas R. Dilk                              -                  -                 12,500                   -

(1) Based upon the difference between $1.03, which was the closing price of the Company's common stock as of March 31, 1998, and $0.08, the exercise price.

         The Company's officers named in the Summary Compensation Table did not exercise options or warrants during the year ended March 31, 1998.

         The Company did not engage in any option repricing during the fiscal year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In June 1997, Mr. Fred Berger, Mr. Tom Dilk, Mr. Eric Kamisher, Mr. Luciano Nicasio and Mr. Carlos Torano, former directors of the Company, loaned the Company $250,000. The loans were repaid in September 1997 from the proceeds of the Finova Credit Facility together with interest in the amount of $5,000, calculated at a rate of 8% per annum.

         As of March 31, 1998, the Mr. Edward C. Williams, the Company's Chief Financial Officer, loaned the Company a total of $70,000 in exchange for $70,000 of the Company's Series 9% Subordinated Notes bearing interest at a rate 9% per annum and repayable in 60 days. In connection with the Series 9% Subordinated Notes, the Company issued Mr. Williams 2,500 shares of Common Stock.

         As of March 31, 1997, the Company loaned $58,314 to an officer and various employees of the Company. Approximately $34,000 was collateralized by stock and the remaining balance was unsecured.

         The Company from time to time purchased and sold tobacco to entities affiliated with Mr. Carlos Torano, a former member of the Board of Directors of the Company. Purchases and sales were approximately $0 and $257,000 and $1,032,000 and $154,000, respectively, for the years ended March 31, 1998 and 1997.

         On July 28, 1998, the Company entered into an agreement (the "Agreement") with Mr. Ron Jenkins ("Jenkins"). Pursuant to the terms of the Agreement the Company and Jenkins agreed that: (i) Jenkins would facilitate the consummation of an agreement between the Company and SJI Wholesale, Inc. ("SJI"), of which Jenkins is an officer ("SJI") whereby the Company would grant SJI the exclusive right to market the Company's products in the United States for which the Company would extend to SJI its normal distributor pricing which is a 20% discount of its published wholesale price subject to adjustment; (ii) Jenkins would attempt to arrange for SJI to purchase cigars manufactured by the Company; (iii) Jenkins would purchase certain of the inventory of the Company for $500,000 to be paid $10,000 per week to Finova Capital Corporation (the Company's primary lender); (iv) Jenkins would wire $25,000 cash into the Company to cover payroll; and (v) Jenkins would assist the Company in either restructuring or repaying its debt obligations with Finova, which obligations Jenkins would personally guarantee.

         In consideration for the services to be preformed by Jenkins, the Company agreed to issue (the "Issuance") Jenkins, or his assigns, an aggregate of 1,000,000 shares of Series A Convertible Preferred Stock ("Preferred Shares") of the Company. The holder of the Preferred Shares will be entitled to vote one vote per share with the holders of the Common Stock on all matter submitted for such a vote. Each Preferred Share is convertible (the "Conversion") into four shares of common stock of the Company (on a post reverse stock split basis) at a conversion price of $.80 per share for an aggregate of $800,000 which conversion must be effected by the holder of thereof on or prior to 48 months from the date of issuance (the "Conversion Period"). In the event such Conversion does not occur within the Conversion Period, the holder must immediately return the unconverted portion of the Preferred Shares to the Company. Preferred Shares convertible into 19.99% of the outstanding Common Stock of the Company have already been issued to Jenkins. The remaining Preferred Shares will be issued upon the approval of a majority of the Company's shareholders. The Company also appointed Jenkins Chief Operating Officer and Executive Vice President of the Company and J.D. Jenkins as Chief Executive Officer and President of the Company. The Company also agreed to accept the resignation of Kevin Doyle as Vice President and Director.

                                   PROPOSAL 2

 TO APPROVE THE POSSIBLE ISSUANCE OF IN EXCESS OF 19.99% OF THE PRESENTLY ISSUED
                      AND OUTSTANDING COMMON STOCK UPON THE
             CONVERSION OF THE SERIES A CONVERTIBLE PREFERRED STOCK

The Series A Convertible Preferred Stock

         On July 28, 1998 (the "Initial Closing Date") the Company issued 42,128 shares and agreed to issue an additional 957,872 shares, subject to shareholder approval, for an aggregate 1,000,000 shares of its Series A Convertible Preferred Stock ("Series A Convertible Preferred Stock"), to Ron Jenkins, an unaffiliated third party in a private transaction exempt from registration under the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act. The designations, rights and preferences of the Preferred Stock are described in part below and set forth in their entirety in Appendix A hereto.

         Assuming the approval of this Proposal 2, and the conversion of all 1,000,000 shares of Series A Convertible Preferred Stock at a conversion price of $.80 per share, the gross proceeds to the Company from the sale of such stock will be $800,000. The Company will use such proceeds for general working capital purposes.

         Rule 4310(b)(25)(H) of The Nasdaq Stock Market, Inc. Marketplace Rules requires certain companies whose securities are traded on the Nasdaq SmallCap Market (such as the Company) to obtain shareholder approval prior to issuing common stock (or shares convertible into common stock) in a transaction other than a public offering at a price less than the market value of the common stock when the amount of common stock to be issued (or issuable upon conversion) is or will be greater than 20% of the common stock or voting power of the company outstanding prior to issuance. The initial issuance of 42,128 shares of Series A Convertible Preferred Stock did not require shareholder approval pursuant to Rule 4310(b)(25)(H) as the Company is not contractually obligated to issue a number of shares of its Common Stock upon conversion of the 42,128 shares Series A Convertible Preferred Stock which exceeds 19.99%. The Company, however, must obtain shareholder approval of this Proposal 2 prior to the issuance of the remaining 957,872 shares of Series A Convertible Preferred Stock.

         Assuming approval of this Proposal 2, the number of shares of Common Stock into which the 1,000,000 shares of Series A Convertible Preferred Stock are convertible will be 4,000,000 which will represent 82.6% of the outstanding shares of Common Stock of the Company if such conversion is deemed to occur on the date hereof.

Series A Convertible Preferred Stock Designations

         The following is a summary description of the preferences, rights and limitations of the Series A Convertible Preferred Stock as set forth in the Articles of Amendment to the Articles of Incorporation of the Company as filed with the Secretary of State of Florida on September 18, 1998, and attached hereto as Appendix A.

Voting Rights and Preferences

         The shares of Series A Convertible Preferred Stock are entitled to one vote per share upon any matter submitted to the shareholders of the Company's Common Stock for a vote. So long as at least one-third of the shares of Series A Convertible Preferred Stock are outstanding, the affirmative vote of holders of a majority of the then outstanding Series A Convertible Preferred Stock shall be required for (a) the Company to authorize or issue any additional capital stock that is of senior or equal rank to Series A Convertible Preferred Stock in respect to the preferences as to distribution and payments upon the all liquidation, dissolution and winding up of the Company or (b) any change to the the Company's Articles of Incorporation which would also amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Convertible Preferred Stock. The Company may not authorize or make any amendments of the Company's Articles of Incorporation or By-Laws of the Company containing any provisions, which would adversely effect or otherwise impair the rights or the priority of the holders of the Series A Convertible Preferred Stock relative to the Common Stock or the holders of other classes of capital stock, without the consent of the holders of the Series A Preferred Stock. In the event of a merger or consolidation of the Company with or into another corporation, the holders of the Series A Convertible Preferred Stock will maintain their relative powers, designations and preferences.

Dividends

         The holders of the Series A Convertible Preferred Stock are entitled to receive, for each share of Common Stock into which the Series A Convertible Preferred Stock is convertible in accordance with the terms hereof, dividends, in cash or in kind, when and as declared by the Board of Directors of the Company.

Liquidation Preference

         The Series A Convertible Preferred Stock has a stated value of $.10 per share (the "Face Value"). In the event that any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series A Convertible Preferred Stock shall be entitled to receive in cash out of the assets of the Company, before any amount shall be paid to the holders of any of the capital stock of the Company or any class junior in rank to the Series A Convertible Preferred Stock in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per share equal to $.10.

Optional Conversion

         Each share of the Series A Convertible Preferred Stock is convertible, at the option of the holder, (the "Conversion") into four shares the Company's Common Stock at a price of $.80, provided however, that such Conversion must be effected by the holder on or prior to 48 months from September, 1998 (the "Conversion Period"). In the event such Conversion does not occur within the Conversion Period, the holder of the Series A Preferred Stock must immediately return the unconverted shares of Series A Convertible Preferred Stock to the Company.

         THE BOARD OF DIRECTORS HAS APPROVED THE ISSUANCE AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING.

                                   PROPOSAL 3

                            PROPOSED AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                             CARIBBEAN CIGAR COMPANY

         On September 23, 1998, the Board of Directors adopted a resolution, subject to shareholder approval, authorizing an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of $.001 par value Common Stock from 1,250,000 to 25,000,000. The resolution, in its entirety, states:

         "RESOLVED, subject to the approval of the shareholders of the Corporation, the Board of Directors hereby approves the amendment to the Articles of Incorporation of the Corporation to increase the authorized number of share of common stock the Corporation is authorized to issue to from 1,250,000 to 25,000,000."

         Giving effect to the 8 for 1 reverse split of the Company's Common Stock on September 1, 1998, as of September 15, 1998, there were issued and outstanding 842,994 shares of the Company's $.001 par value Common Stock. If the increase in authorized shares is approved, there will be approximately 24,157,006 shares of Common Stock authorized but unissued shares available for future utilization. The Company currently plans to issue approximately 1,000,000 shares of its Common Stock to the holders of the companies Series 9% Subordinated Notes if the increase in authorized shares is approved. The Company currently plans to reserve for issuance the following shares if the increase in authorized shares is approved: 500,000 shares pursuant to the Plan, 100,000 shares pursuant to the Non-Employees Directors Plan and approximately 230,000 shares issuable upon the exercise of warrants. The Board of Directors believes that the recommended increase in the number of authorized shares will give it the flexibility to timely meet the equity capital requirements of the Company's business in the future. Once authorized in the Articles of Incorporation, shares of Common Stock may be issued by the Board of Directors, in most cases, without further authorization from the shareholders.

         The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock. Holders of the Company's Common Stock have no preemptive rights with respect to the issuance of additional shares of Common Stock.

         In the event Proposal 2 and this Proposal 3 are approved by the shareholders, Mr. Ron Jenkins would, upon conversion of the 1,000,000 shares of Series A Convertible Preferred Stock, own 4,000,000 of the then outstanding 4,842,994 shares of Common Stock of the Company and thereby control 82.6% of the voting power of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

                                   PROPOSAL 4

         PROPOSAL TO RATIFY THE APPOINTMENT OF AHEARN, JASCO + CO., P.A.
                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE
                               COMPANY'S AUDITORS

         The Board of Directors of the Company has selected Ahearn, Jasco + Co., P.A., independent certified public accountants, as independent auditors for the Company for the fiscal year ended March 31, 1999 and determined that it would be desirable to request that the Company's shareholders ratify such selection. One or more representatives of Ahearn, Jasco + Co., P.A., are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

         Although the Board of Directors of the Company is submitting the appointment of Ahearn, Jasco + Co., P.A., for shareholder ratification it reserves the right to change the selection of Ahearn, Jasco + Co., P.A., as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder ratification.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF AHEARN, JASCO + CO., P.A., AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 1999.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                              COST OF SOLICITATION

         The Company will bear the costs of the solicitation of proxies from its shareholders. In addition to the use of the mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                              SHAREHOLDER PROPOSALS

         A shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1999 Annual Meeting of Shareholders must deliver such proposal in writing to the Company's executive offices no later than June 30, 1999.

         In addition, the proxy solicited by the Board of Directors for the 1999 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than September 3, 1999.


                                         BY ORDER OF THE BOARD OF DIRECTORS
                                         /s/ J.D. Jenkins
                                         ----------------------------------
                                         J.D. Jenkins, President
                                         and Chief Executive Officer
October 19, 1998

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                             CARIBBEAN CIGAR COMPANY

         Pursuant to Sections 607.1006, 607.0602 and 607.0502 of the Business Corporation Act of the State of Florida, the undersigned Chief Financial Officer of Caribbean Cigar Company, a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida ("Corporation"), bearing document number P95000068903, does hereby certify that:

                  FIRST: The Articles of Incorporation of the Corporation authorize 2,000,000 shares of preferred stock, par value $.001 per share, of which no shares are issued and outstanding.

                  SECOND: That pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors on July 26, 1998, at a Special Meeting of the Board of Directors, adopted resolutions creating a Series of Preferred Stock designated as Series A Convertible Preferred Stock.

                  THIRD: The approval of the Shareholders of the Corporation was not required pursuant to Sections 607.0602 and 607.0502.

                  FOURTH: That on September 16, 1998, pursuant to a unanimous written consent of the Board of Directors, the Board of Directors resolved to change its registered agent principal office address as set forth herein.

                  In furtherance of the foregoing, Articles I, III and IV of the Corporation's Articles of Incorporation shall be deleted in their entirety and replaced with the following:

                                    ARTICLE I
                                NAME AND ADDRESS
                                ----------------

         The name of this Corporation shall be Caribbean Cigar Company. The address of the principal office and the mailing address of this Corporation is 321 Troy Circle, P.O. Box 50368, Knoxville, Tennessee 37950.

                                   ARTICLE III
                                  CAPITAL STOCK
                                  -------------

         The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be 1,250,000 shares of Common Stock, par value $.001 per share and 2,000,000 shares of Preferred Stock, par value $.001 per share. Series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of Preferred Stock as adopted by the Board of Directors pursuant to the authority in this paragraph given.

                      Series A Convertible Preferred Stock

         The Board of Directors of the Corporation desires, pursuant to its authority as aforesaid, to determine and fix the rights, preferences, privileges and restrictions relating to a class of said Preferred Stock to be designated as follows:

         1. Designation and Amount. The shares of such series shall be designated as the Series A Convertible Preferred Stock (the "Series A Convertible Preferred Stock") and shall have a stated value of $.10 (the "Stated Value") per share, and the number of shares constituting such series shall be 1,000,000.

         2. Dividends. The holders of the Series A Convertible Preferred Stock and the common stock of the Corporation, as one class, shall be entitled to receive, for each share of Common Stock into which the Series A Convertible Preferred Stock is convertible in accordance with the terms hereof, as the case may be, dividends, in cash or in kind, when and as declared by the Board of Directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Florida. As used in this paragraph 2, "Common Stock" shall also include any capital stock of any class of the Corporation hereafter authorized, which is entitled to unlimited dividend rights.

         3. Restrictions on Transfer. Each certificate for shares of Series A Convertible Preferred Stock (and any Common Stock issuable upon the conversion of the Series A Convertible Preferred Stock) shall bear the following legend (and any additional legend required by applicable law or rule) on the face thereof:

         "The shares of preferred stock represented by this certificate have not been, and the shares of common stock to be issued upon conversion hereof, when issued, will not have been registered under the securities act of 1933, as amended (the "securities act"), or qualified under state securities laws and may not be sold, pledged or otherwise transferred unless (a) covered by an effective registration statement under the securities act and qualified under applicable state securities laws, or (b) the Corporation has been furnished with an opinion of counsel acceptable to the Corporation to the effect that no registration and qualification is legally required for such transfer."

         4. Limitations on Corporate Action. So long as at least one-third of the shares of Series A Convertible Preferred Stock are outstanding, the Corporation (except upon the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Convertible Preferred Stock) will not:

                  (a) issue any equity security (or make any commitments to issue any equity pursuant to any debt instrument, warrant, option or otherwise) senior to the Series A Convertible Preferred Stock with respect to dividends or liquidation rights; or

                  (b) amend or repeal any provision of, or add any provision to, the certificate of incorporation (including, without limitation, increasing or decreasing the authorized number of shares of Series A Convertible Preferred Stock) or by-laws, in each case if such action would adversely alter the relative voting powers, preferences, rights and privileges of, or the qualifications, limitations and restrictions provided for the benefit of, the Series A Convertible Preferred Stock, or otherwise adversely alter the powers, preferences, rights and privileges of, or the qualifications, limitations and restrictions provided for the benefit of, the Series A Convertible Preferred Stock.

         5. Preference. (a) In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, except as set forth in subparagraph (b) below, the holders of the Series A Convertible Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the Common Stock, to be paid $.10 per share plus the amount of any dividend previously declared with respect to the Series A Convertible Preferred Stock and remaining unpaid. After payment to the holders of the Series A Convertible Preferred Stock as set forth in the previous sentence and as provided in subparagraph (b) below, any additional amount available for distribution to the shareholders of the Corporation shall, subject to subparagraph (b) below, be shared by the holders of the Series A Convertible Preferred Stock and the Common Stock on a share-for-share basis (with each share of Series A Convertible Preferred Stock being deemed to be equal to the number of shares of Common Stock (including fractions of a share) into which such Series A Convertible Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution.

                  (b) If, upon such liquidation, dissolution or winding up, the assets of the Corporation distributable as aforesaid among the holders of the Series A Convertible Preferred Stock shall be insufficient to permit the payment to such holders of at least the amounts provided in subparagraph (a) above, plus the amount of any unpaid dividend, as aforesaid, the entire assets shall be distributed pro rata among the holders of the Series A Convertible Preferred Stock based upon their respective liquidation preferences as set forth in subparagraph (a) above. The amounts distributable to the holders of Series A Convertible Preferred Stock under subparagraph (a) above shall be adjusted appropriately for subdivisions (by stock splits, stock dividends or otherwise), combinations (by reverse stock splits or otherwise) or other recapitalizations of the Series A Convertible Preferred Stock.

                  (c) Written notices of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given not less than twenty (20) days prior to the payment date stated therein.

                  (d) The sale or transfer by the Corporation of all or substantially all of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 5, unless the holders of a majority of the shares of Series A Convertible Preferred Stock shall, prior to the effective date of such sale or transfer, consent in writing or by vote at a meeting to such transaction.

         6. Voting Rights. The holders of the Series A Convertible Preferred Stock shall be entitled to one (1) vote per share of Series A Convertible Preferred Stock to vote:

                  (a) with the holders of the shares of common stock of the Corporation upon any matter submitted to such shareholders of the Corporation for a vote; and

                  (b) on any matter as required by law.

         7. Conversion. (a) Each share of Series A Convertible Preferred Stock shall be convertible, at the option of the holder, (the "Conversion") into four
(4) shares of common stock of the Company at a conversion price of $.80 per share; provided however, that such Conversion must be effected by the holder on or prior to 48 months from the date hereof (the "Conversion Period"). In the event such Conversion does not occur within the Conversion Period, the holder of the shares of Series A Convertible Preferred Stock must immediately return the unconverted shares of Series Convertible A Preferred Stock to the Company. The foregoing notwithstanding, the holder of the Series A Convertible Preferred Stock may not convert the shares of Series A Preferred Stock into a number of shares of Common Stock that would exceed 19.99% of the outstanding Common Stock on the date of such conversion unless the Company has obtained the approval of its shareholders, pursuant to

NASDAQ Marketplace Rule 4310 (b)(25)(H) to issue a number of shares of Common Stock in excess of 20% of its outstanding shares of Common Stock on the date of such conversion.

                  (b) All shares of Common Stock acquired by conversion of Series A Convertible Preferred Stock ("Conversion Shares"), upon issuance, will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted;

                  (c) So long as any shares of Series A Convertible Preferred Stock are outstanding, the Corporation will use its best efforts to have at all times authorized, and reserved (free from pre-emptive rights) for the purpose of issue or transfer upon exercise of the rights evidenced by the Series A Convertible Preferred Stock, a sufficient number of shares of its Common Stock to provide therefor;

                  (d) No fractional shares of Common Stock shall be issued upon conversion of the Series A Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the then effective current market price of such fractional shares as determined in good faith by the Board of Directors of the Corporation.

         7. Consolidation, Merger, Exchange, etc. In case the Corporation shall enter into any consolidation, merger, combination, statutory share exchange or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, money and/or any other property, then in any such case the Series A Convertible Preferred Stock shall at the same time be similarly exchanged or changed into preferred shares of the surviving entity providing the holders of such preferred shares with (to the extent possible) the same relative rights and preferences as the Series A Convertible Preferred Stock.

         8. Stock Dividends; Stock Splits, Etc. If, prior to the date on which all shares of Series A Convertible Preferred Stock are converted, the Corporation shall (i) pay a dividend in shares of Common Stock, (ii) subdivide its outstanding Common Stock, or (iii) combine its outstanding Common Stock into a smaller number of shares of Common Shares, the Conversion Price in effect on the opening of business on the record date for determining shareholders entitled to participate in such transaction shall thereupon be adjusted, or, if necessary, the right to convert shall be amended, such that the number of shares of Common Stock receivable upon conversion of the shares of Series A Convertible Preferred Stock immediately prior thereto shall be adjusted so that the holders of the Series A Convertible Preferred Stock shall be entitled to receive, upon the conversion of such shares of Series A Convertible Preferred Stock, the kind and number of shares of Common Stock or other securities of the Corporation which it would have owned or would have been entitled to receive after the happening of any of the events described above had the Series A Convertible Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subparagraph 8 shall become effective immediately after the effective date of such event and such adjustment shall be retroactive to the record date, if any, for such event.

                                   ARTICLE IV
                           REGISTERED OFFICE AND AGENT
                           ---------------------------

         The Registered Agent and the street address of the Registered Office of this Corporation in the State of Florida shall be:

                                       South Florida Registered Agents, Inc.
                                        200 East Las Olas Blvd., Suite 1900
                                          Fort Lauderdale, Florida  33301

                  IN WITNESS WHEREOF, the undersigned, being the Chief Financial Officer of this Corporation, has executed these Articles of Amendment as of September 17, 1998.

                                  CARIBBEAN CIGAR COMPANY,
                                  a Florida Corporation



                                  By:________________________________________
                                     Edward Williams, Chief Financial Officer

                    CERTIFICATE DESIGNATING REGISTERED AGENT
                        AND OFFICE FOR SERVICE OF PROCESS

         Caribbean Cigar Company, a corporation existing under the laws of the State of Florida with its principal office and mailing address at 321 Troy Circle, P.O. Box 50368, Knoxville, Tennessee 37950, has named South Florida Registered Agents, Inc. whose address is 200 East Las Olas Blvd., Suite 1900, Fort Lauderdale, Florida 33301 as its agent to accept service of process within the State of Florida.

                                   ACCEPTANCE:
                                   -----------

         Having been named to accept service of process for the above named Corporation, at the place designated in this Certificate, I hereby accept the appointment as Registered Agent, and agree to comply with all applicable provisions of law. In addition, I hereby am familiar with and accept the duties and responsibilities as Registered Agent for said Corporation.

                                          SOUTH FLORIDA REGISTERED AGENTS, INC.
                                          (a Florida Corporation)


                                          By:__________________________________
                                               Beverly F. Bryan, President

                             CARIBBEAN CIGAR COMPANY

                         ANNUAL MEETING OF SHAREHOLDERS

                               November 9, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARIBBEAN CIGAR COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

         The undersigned shareholder of Caribbean Cigar Company (the "Company") hereby appoints J.D. Jenkins the true and lawful attorney, agent and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned may be entitled to vote at the 1998 Annual Meeting of Shareholders of the Company to be held in the Sun Sentinel Auditorium, located at 200 E. Las Olas Blvd., Ft. Lauderdale, Florida 33301, on November 9, 1998 at 10:30 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.       Election of J.D. Jenkins, Ron Jenkins, Edward                   [  ] Vote for all nominees except        [ ] Vote withheld
         C. Williams, Curtis Zimmerman, Gabreil                               vote withheld from the following        from all
         Ripoll, Jr., Daniel Daley and Thomas Cristiano to                    nominees(if any)                        nominees
         the Board of Directors of the Company.

                                                                         FOR          AGAINST          ABSTAIN
2.       To approve the possible issuance of in excess of                [  ]            [  ]            [  ]
         19.99% of the presently issued and outstanding
         Common Stock upon the conversion of the
         Series A Convertible Preferred Stock and on any
         other matters incident to Proposal 2 contained
         in the Proxy Statement accompanying this Proxy.

                                                                         FOR          AGAINST          ABSTAIN
3.       To amend the Company's Articles of Incorporation                [  ]            [  ]            [  ]
         to increase the authorized shares of the Company's
         Common Stock from 1,250,000 to 25,000,000.

                                                                         FOR          AGAINST          ABSTAIN
4.       To approve Ahearn, Jasco + Company, P.A.                        [  ]            [  ]            [  ]
         as the Company's independent certified public
         accountants for the fiscal year ended March 31, 1999.

THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

The undersigned hereby acknowledges receipt of the Notice of the 1998 Annual Meeting and Proxy Statement dated October 19, 1998.

DATED:__________________                             __________________________
                                                     (Signature)

                                                     __________________________
                                                     (Signature if jointly held)

                                                     __________________________
                                                     (Printed name(s))

Please sign exactly as name appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.